Exhibit 10.7

Form of Lock-up Agreement

May [●], 2024

B. Riley Securities, Inc.

299 Park Ave, 21st Floor

New York, NY 10171

Ladies and Gentlemen:

This letter (“the “Letter Agreement”) is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), between Lilium N.V., a Dutch public limited liability company (naamloze vennootschap) (the “Company”), and B. Riley Securities, Inc. as underwriter (the “Underwriter”), relating to the public offering of (i) Class A ordinary shares, nominal value €0.01 per share (the “Class A Ordinary Shares”), of the Company (the “Shares”) and (ii) warrants to purchase Class A Ordinary Shares (the “Warrants”). The offering of the Shares and Warrants is referred to herein as the “Offering”.

In order to induce you to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of B. Riley Securities, Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock (collectively, the “Lock-Up Securities”), or publicly announce an intention to effect any such transaction, for a period from the date hereof until sixty (60) days after the date of the Underwriting Agreement (the “Lock-Up Period”). If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing restrictions shall be equally applicable to any issuer-directed Class A Ordinary Shares the undersigned may purchase in the Offering.

The restrictions set forth in this Letter Agreement shall not apply to:

(a) transactions relating to sales of Class A Ordinary Shares acquired in open market transactions after the completion of the Offering, provided that (i) such sales are not required to be reported in any public report or filing with the Commission or otherwise during the Lock-Up Period and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales;

(b) transfers of Class A Ordinary Shares or other securities as a bona fide gift or for bona fide estate planning purposes or to a charitable organization or educational institution in a transaction not involving a disposition for value;

(c) transfers or dispositions of Class A Ordinary Shares or other securities to any member of the immediate family of the undersigned or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value;

(d) transfers or dispositions of Class A Ordinary Shares or other securities to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value;

(e) transfers or dispositions of Class A Ordinary Shares or other securities (x) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned upon the death of the undersigned, or (y) by operation of law pursuant to a domestic order or negotiated divorce settlement, provided that any filing under Section 13 of the Exchange Act, shall clearly indicate that the filing relates to the circumstances described in this clause and no other public filing or announcement shall be required or shall be made voluntarily during the Lock-Up Period in connection with such transfer or disposition;

provided that in the case of any transfer, disposition or distribution pursuant to clause (b), (c), (d) or (e), each transferee, donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this Letter Agreement unless prohibited by an order of a court; provided further, that in the case of any transfer, disposition or distribution pursuant to clauses (b), (c) or (d), no public filing by any party (donor, donee, transferor or transferee) or announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than (1) a filing under Section 13 of the Exchange Act with respect to a transfer under clause (d) that clearly indicates the reason for such transfer or distribution);

(f) transfers or dispositions of Class A Ordinary Shares or other securities to the Company pursuant to any contractual arrangement in effect on the date of this Letter Agreement that provides for the repurchase of the undersigned’s Class A Ordinary Shares or other securities by the Company or in connection with the termination of the undersigned’s employment with or service to the Company, provided that any filing under Section 13 of the Exchange Act, shall clearly indicate that the filing relates to the termination of the undersigned’s employment or other services and no other public filing or announcement shall be required or shall be made voluntarily during the Lock-Up Period in connection with such transfer or disposition;

(g) transfers or dispositions of Class A Ordinary Shares or other securities to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (a) through (e) above, provided that any such Class A Ordinary Shares shall be subject to the terms of this Letter Agreement;

(h) any sale, transfer or other disposition of Class A Ordinary Shares, or conversion of any class of the Company’s capital stock, pursuant to a trading plan adopted pursuant to Rule 10b5-1 under the 1934 Act that is in effect as of the date hereof and has been disclosed to the Underwriter (any such plan, an “Existing Plan”), provided that to the extent a public filing under the 1934 Act is required in connection with such sale, transfer or other disposition, such filing shall include a statement to the effect that the sale, transfer or other disposition was made pursuant to such Existing Plan. In addition, the restrictions set forth in this Letter Agreement shall not apply to the establishment of a trading plan meeting the requirements of Rule 10b5-1 under the 1934 Act, provided that no sales of any Lock-Up Securities shall occur under such plan and no public disclosure of any such action shall be required or shall be made voluntarily by any person regarding the establishment of such plan prior to the expiration of the Lock-Up Period;

(i) (i) the receipt by the undersigned from the Company of Class A Ordinary Shares or other securities upon the exercise of any options, or the settlement of any other equity-based award, granted under an employee benefit or equity compensation plan or agreement existing on the date of the Underwriting Agreement and described in the registration statement related to the Offering (the “Registration Statement”) and the prospectus related to the Offering (the “Prospectus”), or upon the exercise of warrants, insofar as such warrants are outstanding as of the date of the Prospectus and which are described in the Registration Statement and the Prospectus; provided that any such Class A Ordinary Shares or other securities received by the undersigned shall be subject to the terms of this Letter Agreement, or (ii) the withholding or settlement by, or transfer to, the Company of Class A Ordinary Shares or other securities in connection with the vesting or settlement of any equity-based award under the Company’s employee benefit or equity compensation plan existing on the date of the Underwriting Agreement or the exercise of any options or warrants, which are described in the Registration Statement and the Prospectus, to purchase the Company’s securities on a “cashless” or “net exercise” basis to the extent permitted by the instruments representing such options or warrants (and any transfer to the Company necessary to generate such amount of cash needed for the payment of taxes, including estimated taxes, due as a result of such vesting, settlement or exercise, whether by means of a “cashless exercise,” “net exercise” or otherwise) so long as such “cashless exercise,” “net exercise” or settlement is effected solely by the surrender of outstanding options, warrants or other equity-based awards (or the Class A Ordinary Shares or other securities issuable upon the exercise or settlement thereof) to the Company and the Company’s cancellation of all or a portion thereof to pay the exercise price and/or withholding tax obligations, but for the avoidance of doubt, excluding all methods of exercise or settlement that would involve a sale other than to the Company of any Class A Ordinary Shares relating to options, warrants or other equity-based awards, whether to cover the applicable exercise price and/or withholding tax obligations or otherwise; provided that no public disclosure of (i) or (ii) shall be required or shall be made voluntarily by any person, and in the case of (i), the shares received upon the exercise of the option or warrant or the settlement of the other equity-based award are subject to the terms of this Letter Agreement;

(j) transfers or dispositions of Class A Ordinary Shares or such other securities pursuant to a bona fide tender offer for shares of the Company’s capital stock, merger, consolidation or other similar transaction made to all holders of the Company’s securities involving a Change of Control (as defined below) of the Company (including without limitation, the entering into of any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Class A Ordinary Shares or other securities in connection with such transaction) that has been approved by the board of directors of the Company; provided that, in the event that such Change of Control transaction is not consummated, this clause (j) shall not be applicable and the undersigned’s shares and other securities shall remain subject to the restrictions contained in this Letter Agreement; and

(k) the conversion of Class B Shares of the Company into Class A Shares and Class C Shares of the Company, in accordance with the organizational documents of the Company, so long as such shares remain subject to this Letter Agreement (or are sold in accordance with one of the clauses above).

For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage, domestic partnership or adoption, not more remote than first cousin, and “Change of Control” shall mean the transfer (whether by tender offer, merger, consolidation or other similar transaction), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than the Underwriter pursuant to the Offering), of the Company’s voting securities if, after such transfer, such person or group of affiliated persons would hold at least 50% of the outstanding voting securities of the Company (or the surviving entity); provided that, for the avoidance of doubt, the Offering shall not constitute a Change of Control.

The undersigned acknowledges and agrees that the Underwriter has not provided any recommendation or investment advice nor has the Underwriter solicited any action from the undersigned with respect to the Offering and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriter may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to the undersigned in connection with the Offering, the Underwriter is not making a recommendation to the undersigned to participate in the Offering or sell any securities in the Offering at the price determined in the Offering, and nothing set forth in such disclosures or documentation is intended to suggest that the Underwriter is making such a recommendation.

This Letter Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

The undersigned also agrees and consents to the entry of stop transfer instructions authorized by the Company with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

If (i) the Underwriter, on the one hand, or the Company, on the other hand, informs the other in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the Underwriting Agreement is not executed on or before May 24, 2024, or (iii) for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), then, in each case, this Letter Agreement shall automatically, and without any action on the part of any other party, be of no further force and effect, and the undersigned shall be automatically released from all obligations under this Letter Agreement.

Yours very truly,

By:
Name:
Title: